SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                       January 25, 2005 (January 21, 2005)


                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                 0-8924                                73-0981865
        (Commission File Number)            (IRS Employer Identification No.)


           1831 Second Street
          Berkeley, California                           94710
(Address of Principal Executive Offices)              (Zip Code)


                                 (510) 540-9300
               (Registrant's Telephone Number, Including Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

     On January 21, 2005, Christine R. Larson, the Chief Financial Officer for Trinity Learning Corporation (the "Company"), tendered her resignation as an employee of the Company. In connection therewith, the Company entered into a Severance Agreement with Ms. Larson, a copy of which is attached hereto as
Exhibit 10.1 and is incorporated herein by this reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As described in Item 1.01, on January 21, 2005, Christine R. Larson resigned and terminated her employment as Chief Financial Officer and an employee of the Company. The Company is actively seeking a replacement for Ms. Larson, and the Company's Board of Directors has appointed Edward P. Mooney, currently serving as President of the Company, to serve in the capacity as acting Chief Financial Officer until a replacement for Ms. Larson is hired.

Item 9.01  Financial Statements and Exhibits

     (c)  Exhibits

          The following exhibit is furnished with this Current Report on Form
          8-K:

              Exhibit
               Number                       Description
               ------                       -----------

                10.1         Severance Agreement dated January 21, 2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRINITY LEARNING CORPORATION



Date: January 25, 2005             By: /s/ Douglas Cole
                                           Douglas Cole, Chief Executive Officer




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